                                                                    Exhibit 99.3

                             Active Software, Inc.

   UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed combined financial statements give effect to the acquisition by Active Software, Inc. (Active or the Company) of all outstanding shares of Alier, Inc. (Alier), TransLink Software, Inc. (TransLink) and Premier Software Technologies, Inc. (Premier) in a transaction accounted for as a purchase.

     The following unaudited pro forma combined financial information presents the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000, giving effect to the acquisition of TransLink and Premier as if it had been consummated on that date. Also presented is the Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2000 giving effect to the acquisition of TransLink and Premier and the year ended December 31, 1999, giving effect to the acquisition of Alier, TransLink and Premier as if such acquisition had been consummated as of the beginning of the earliest period presented. The Unaudited Pro Forma Condensed Combined Balance Sheet combines the respective balance sheets of the Company, TransLink and Premier as of March 31, 2000.

     The unaudited pro forma condensed combined information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have actually occurred if the acquisition had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based on the information available at the date of this filing and are subject to change based on completion of the final purchase price allocation, including completion of third-party appraisals.

     Active Software's condensed consolidated financial information included in these pro forma financial statements is derived from its December 31, 1999 audited consolidated financial statements included in its Form 10-K for the period ended December 31, 1999 filed on March 30, 2000. Alier's condensed financial information included in these pro forma financial statements is derived from its December 31, 1999 audited financial statements included in its Form 8-K/A filed on April 24, 2000. TransLink condensed financial information included in these pro forma financial statements is derived from its December 31, 1999 audited financial statements included elsewhere in this filing. Premier's condensed financial information included in these pro forma financial statements is derived from its December 31, 1999 audited financial statements included in its Form 8-K/A that will be file the same day as TransLink's Form 8-K/A.

             PRO FORMA UNAUDITED CONDENSED COMBINED BALANCE SHEET
                             AS OF MARCH 31, 2000
                                (IN THOUSANDS)

                                                                                 TransLink                      Premier
                                                             Active              Pro Forma                     Pro Forma  Pro Forma
                                                            Software TransLink  Adjustments Subtotal  Premier Adjustments  Combined
ASSETS

 Current Assets:
  Cash and cash equivalents                                $  14,938 $   251   $ (4,500)(B) $ 10,689     $  8 $   (500)(F) $ 10,197
  Short-term investments                                      16,916       -          -       16,916        -        -       16,916
  Accounts receivable, net                                     9,336       -          -        9,336      303        -        9,639
  Prepaid expenses and other current assets                    1,631      59          -        1,690       42        -        1,732
                                                           --------- -------   --------     --------     ---- --------     --------
   Total current assets                                       42,821     310     (4,500)      38,631      353     (500)      38,484

  Property and equipment, net                                  2,563     225          -        2,788       22        -        2,810
  Long-term marketable securities                              4,500       -          -        4,500        -        -        4,500
  Goodwill and purchased intangibles                          44,651       -     82,401 (A)  127,052        -   13,435 (E)  140,487
  Other assets                                                 2,281      30          -        2,311        -        -        2,311
                                                           --------- -------   --------     --------     ---- --------     --------
   Total assets                                            $  96,816 $   565   $ 77,901     $175,282     $375  $12,935     $188,592
                                                           ========= =======   ========     ========     ==== ========     ========


LIABILITIES AND STOCKHOLDER' EQUITY (DEFICIENCY)
 Current Liabilities:
  Accounts payable                                             2,166      20          -        2,186       22        -        2,208
  Deferred revenues                                            6,220     248          -        6,468       91        -        6,559
  Other accrued liabilities                                    5,552      30        248 (B)    5,830       10      166 (F)    6,006
  Current portion of long-term obligations                       609       -          -          609       28        -          637
                                                           --------- -------   --------     --------     ---- --------     --------
   Total current liabilities                                  14,547     298        248       15,093      151      166       15,410
    Deferred rent                                                  -      68          -           68        -        -           68
    Stock compensation liability                                   -       -          -            -    2,768   (2,768)(F)        -

  Notes payable, net of current portion                          267       -          -          267        -        -          267

Stockholders' equity (deficiency)
 Series A convertible preferred stock                             -    1,500     (1,500)(B)        -       -         -            -
 Common stock                                               118,173    2,594     (2,594)(B)  198,336       -    12,993 (F)  211,329
                                                                                 80,163 (B)        -       -         -            -
 Deferred stock compensation                                 (3,228)    (253)       253 (B)   (3,228)      -         -       (3,228)
 Notes receivable from stockholders                               -      (28)        28 (B)        -       -         -            -
 Accumulated other comprehensive loss                           (39)       -          -          (39)      -         -          (39)
 Accumulated deficit                                        (32,904)  (3,614)     3,614 (B)  (35,215) (2,544)    2,544 (F)  (35,215)
                                                                  -        -     (2,311)(B)        -       -         -            -
                                                           --------  -------   ---------    --------  ------  ---------    --------
  Total stockholders' equity (deficiency)                    82,002      199      77,653     159,854  (2,544)   15,537      172,847
                                                           --------  -------   ---------    --------  ------  --------     --------
  Total liabilities and stockholders' equity (deficiency)  $ 96,816  $   565   $ $77,901    $175,282  $  375   $12,935      188,592
                                                           ========  =======   =========    ========  ======  ========     ========

  See accompanying notes to unaudited pro forma condensed combined financial statements

                             Premier and TransLink

        PRO FORMA UNAUDITED CONDENSED COMBINED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2000
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                                  TransLink                                Premier
                                        Active                    Pro Forma                               Pro Forma      Pro Forma
                                       Software     TransLink    Adjustments      Subtotal    Premier    Adjustments      Combined

Revenues:
 License                                 $10,170        $  31    $         -      $  10,201       $ 43   $         -     $ 10,244
  Service                                  3,425           33              -          3,458        399             -        3,857
                                         -------        -----    -----------      ---------       ----   -----------     --------
  Total revenues                          13,595           64              -         13,659        442             -       14,101

Costs of revenues:
 License                                     404            1              -            405         27             -          432
 Service                                   2,566            7              -          2,573        167             -        2,740
                                         -------        -----    -----------      ---------       ----   -----------     --------
  Total cost of revenues                   2,970            8              -          2,978        194             -        3,172
                                         -------        -----    -----------      ---------       ----   -----------     --------
Gross profit                              10,625           56              -         10,681        248             -       10,929

Operating expenses:
 Research and development                  2,640          231              -          2,871         27             -        2,898
 Sales and marketing                       7,991          110              -          8,101         88             -        8,189
 General and administrative                1,212          200              -          1,412         42             -        1,454
 Amortization of deferred
  stock compensation                         302           17              -            319        131             -          450
 Amortization of goodwill
  and intangibles                          2,018            -          7,705  (C)     9,723          -         1,435  (G)  11,158
 Purchased in-process
  technology                               2,737            -              -          2,737          -             -        2,737
                                         -------        -----    -----------      ---------       ----   -----------     --------
  Total operating expenses                16,900          558          7,705         25,163        288         1,435       26,886
                                         -------        -----    -----------      ---------       ----   -----------     --------
Loss from operations                      (6,275)        (502)        (7,705)       (14,482)       (40)       (1,435)     (15,957)
Other income (expense):
Interest income                              533            7            (56) (D)       484          1            (7) (H)     478
Interest and other
 expense, net                                (53)           -              -            (53)         -             -          (53)
                                         -------        -----    -----------      ---------       ----   -----------     --------
 Total other income
  (expense), net                             480            7            (56)           431          1            (7)         425
                                         -------        -----    -----------      ---------       ----   -----------     --------
Loss before income taxes                  (5,795)        (495)        (7,761)       (14,051)       (39)       (1,442)     (15,532)
Income tax provision                           -            -              -              -         28             -           28
                                         -------        -----    -----------      ---------       ----   -----------     --------
Net loss                                 $(5,795)       $(495)       $(7,761)       (14,051)      $(67)      $(1,442)    $(15,560)
                                         =======        =====    ===========      =========       ====   ===========     ========
Basic and diluted net loss
 per share                               $ (0.25)                                                                        $  (0.64)
                                         =======                                                                         ========
Shares used in computing
 basic and diluted
 net loss per share                       23,560                                                                           24,477
                                         =======                                                                         ========

  See accompanying notes to unaudited pro forma condensed combined financial statements

                              Premier & Translink
         PRO FORMA UNAUDITED CONDENSED COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                                 (IN THOUSANDS)

                                                      Pro Forma                             TransLink
                               Active              Effects of Alier Pro Forma               Pro Forma                 Pro Forma
                              Software      Alier    Acquisition    Combined   TransLink   Adjustments   Subtotal     Combined
Revenues:
License                        $ 20,491    $   421   $      -       $ 20,912     $   120   $      -      $ 21,032     $ 21,161
Service                           6,952      1,187             -       8,139          73             -      8,212        9,524
                               --------    -------   -----------    --------     -------   -----------   --------     --------
 Total revenues                  27,443      1,608             -      29,051         193             -     29,244       30,685

Costs of revenues:
License                           1,376        196             -       1,572          13             -      1,585        1,694
Service                           6,409      1,049             -       7,458          41             -      7,499        8,175
                               --------    -------   -----------    --------     -------   -----------   --------     --------
 Total cost of revenues           7,785      1,245             -       9,030          54             -      9,084        9,869
                               --------    -------   -----------    --------     -------   -----------   --------     --------
Gross profit                     19,658        363             -      20,021         139             -     20,160       20,816

Operating expenses:
Research and development          6,780        174             -       6,954         680             -      7,634        7,669
Sales and marketing              18,821        540             -      19,361         363             -     19,724       20,044
General and administrative        3,076        794             -       3,870         376             -      4,246        4,489
Amortization of deferred
 stock compensation               1,170      1,911             -       3,081          42             -      3,123        4,401
Amortization of goodwill
 and intangibles                      -          -        16,129 (I)  16,129           -        30,820 (C) 46,949       52,689
                               --------    -------   -----------    --------     -------   -----------   --------     --------
 Total operating expenses        29,847      3,419        16,129      49,395       1,461        30,820     81,676       89,292
                               --------    -------   -----------    --------     -------   -----------   --------     --------
Loss from operations            (10,189)    (3,056)      (16,129)    (29,374)     (1,322)      (30,820)   (61,516)     (68,476)
Other income (expense):
Interest income                     960          2             -         962          33          (225) (D)   770          754
Interest and other
 expense, net                      (138)       (85)            -        (223)       (417)            -       (640)        (640)
                               --------    -------   -----------    --------     -------   -----------   --------     --------
 Total other income
  (expense), net                    822        (83)            -         739        (384)         (225)       130          114
                               --------    -------   -----------    --------     -------   -----------   --------     --------
Loss before income taxes         (9,367)    (3,139)      (16,129)    (28,635)     (1,706)      (31,045)   (61,386)     (68,362)

Income tax provision                  -         21             -          21           -             -         21           46
                               --------    -------   -----------    --------     -------   -----------   --------     --------
Net loss                       $ (9,367)   $(3,160)     $(16,129)   $(28,656)    $(1,706)     $(31,045)  $(61,407)    $(68,408)
                               ========    =======   ===========    ========     =======   ===========   ========     ========
Basic and diluted net loss
 per share                       $(0.79)                              $(2.34)                                           $(5.20)
                               ========                             ========
Shares used in computing
 basic and diluted
 net loss per share              11,851                               12,242                                            13,159
                               ========                             ========

                                                      Premier
                                                    Pro Forma        Pro Forma
                             Subtotal    Premier   Adjustments       Combined
Revenues:
License                      $ 21,032    $   129   $         -      $ 21,161
Service                         8,212      1,381           (69)(J)     9,524
                             --------    -------   -----------      --------
 Total revenues                29,244      1,510           (69)       30,685

Costs of revenues:
License                         1,585        109             -         1,694
Service                         7,499        646             -         8,145
                             --------    -------   -----------      --------
 Total cost of revenues         9,084        755             -         9,839
                             --------    -------   -----------      --------
Gross profit                   20,160        755           (69)       20,846

Operating expenses:
Research and development        7,634        104           (69) (J)    7,669
Sales and marketing            19,724        350             -        20,074
General and administrative      4,246        243             -         4,489
Amortization of deferred
 stock compensation             3,123      1,278             -         4,401
Amortization of goodwill
 and intangibles               46,949          -         5,740  (G)   52,689
                             --------    -------   -----------      --------
 Total operating expenses      81,676      1,975         5,671        89,322
                             --------    -------   -----------      --------
Loss from operations          (61,516)    (1,220)       (5,740)      (68,476)
Other income (expense):
Interest income                   770          9           (25) (H)      754
Interest and other
 expense, net                    (640)         -             -          (640)
                             --------    -------   -----------      --------
 Total other income
  (expense), net                  130          9           (25)          114
                             --------    -------   -----------      --------
Loss before income taxes      (61,386)    (1,211)       (5,765)      (68,362)

Income tax provision               21         25             -            46
                             --------    -------   -----------      --------
Net loss                     $(61,407)   $(1,236)      $(5,765)     $(68,408)
                             ========    =======   ===========      ========
Basic and diluted net loss
 per share                                                          $  (5.20)
                                                                 ===========
Shares used in computing
 basic and diluted
 net loss per share                                                   13,159
                                                                 ===========

   See accompanying notes to unaudited pro forma condensed combined financial statements

                             Active Software, Inc.
                        NOTES TO THE UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL INFORMATION


Translink

     The total purchase price of TransLink reflects a cash payment of $4.5 million and the issuance of 796,363 shares of Active's common stock and the assumption of options to purchase 43,041 shares of Active's common stock. The total purchase price was determined as follows (in thousands):


Value of Active Software common stock and options      $80,163
Cash payment                                             4,500
Other direct acquisition expenses                          248
                                                       -------
                                                       $84,911
                                                       =======

     The total purchase price of the TransLink acquisition will be allocated to acquired assets based on estimates of their fair values. The purchase price of approximately $84.9 million will be assigned to the assets acquired as follows (in thousands):

Tangible net assets acquired                      $   199
Acquired in-process research and development        2,311
Trained and assembled workforce                     1,007
License Agreements                                  4,351
Non-compete agreements                              2,923
Favorable Lease Terms                                 425
Goodwill                                           73,695
                                                  -------
                                                  $84,911
                                                  =======

     We expect to allocate approximately $2.3 million of the purchase price to TransLink's in-process research and development, which will be expensed upon consummation of the merger as it has not reached technological feasibility and, in the opinion of management, has no alternative future use. The estimated amount is subject to adjustment based upon completion of third-party appraisals. This amount has not been reflected in the accompanying pro forma statements of operations as it is a nonrecurring charge, but has been reflected as an adjustment to accumulated deficit in the accompanying pro forma balance sheet.


Premier

     The total purchase price of Premier reflects a cash payment of $500,000 and the issuance of 121,308 shares of Active Software's common stock and options to purchase 11,548 shares of Active Software's common stock. The total purchase price was determined as follows (in thousands):


Value of Active Software common stock and options      $12,993
Cash payment                                               500
Other direct acquisition expenses                          166
                                                       -------
                                                       $13,659
                                                       =======


     The total purchase price of the Premier acquisition will be allocated to acquired assets based on estimates of their fair values. The purchase price of approximately $13.7 million will be assigned to the assets acquired as follows (in thousands):

Tangible net assets acquired                      $   224
Trained and assembled workforce                       475
License Agreements                                  1,891
Goodwill                                           11,069
                                                  -------
                                                  $13,659
                                                  =======

     Pro forma adjustments are as follows:

(A) To reflect allocation of purchase price to goodwill and other intangible assets of approximately $82.4 million identified in the purchase price allocation resulting from the acquisition of TransLink.

(B) To reflect the purchase price paid as follows: issuance of our common stock and options valued at approximately $80.2 million, a cash payment of $4.5 million and acquisition-related expenses of approximately $248,000 and eliminate TransLink's stockholders' equity, offset by acquired in-process research and development of $2.3 million.

(C) To reflect the amortization of estimated goodwill and other intangibles resulting from the acquisition of TransLink. The intangible assets will be amortized ratably over an estimated useful life by type as follows:

          Trained and assembled workforce                  3 years
          License agreements                               1 year
          Non-compete agreements                           2 years
          Favorable lease terms                            4 years
          Goodwill                                         3 years

(D) Adjustment to record a decrease in interest income to reflect cash used for the acquisition of TransLink. The reduction in interest income is recorded assuming a rate of 5.0% per annum.

(E) To reflect allocation of purchase price to goodwill and other intangible assets of approximately $13.4 million identified in the purchase price allocation resulting from the acquisition of Premier.

(F) To reflect the purchase price paid as follows: issuance of our common stock and options valued at approximately $13.0 million, a cash payment of $500,000 and acquisition-related expenses of approximately $166,000 and eliminate Premier's stockholders' equity.

(G) To reflect the amortization of estimated goodwill and other intangibles resulting from the acquisition of Premier. The intangible assets will be amortized ratably over an estimated useful life by type as follows:

          Trained and assembled workforce                  3 years
          License agreements                               1 year
          Goodwill                                         3 years

(H) Adjustment to record a decrease in interest income to reflect cash used for the acquisition of Premier. The reduction in interest income is recorded assuming a rate of 5.0% per annum.

(I) To reflect the amortization of estimated goodwill and other intangibles resulting from the acquisition of Alier. The intangible assets will be amortized ratably over an estimated useful life by type as follows:

          Trained and assembled workforce                  3 years
          License agreements                               1 year
          Non-compete agreements                           2 years
          Goodwill                                         3 years

(J)  Adjustment to eliminate the intercompany sales for Premier.